UNITED STATES
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                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT
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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):     April 18, 2002
                                                       --------------

                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


Delaware                           1-10738                   13-3499319
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(State or Other            (Commission File Number)      (I.R.S. Employer
Jurisdiction of                                          Identification Number
Incorporation)
Identification No.)

                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
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             (Registrant's Telephone Number, Including Area Code)


                                 ANNTAYLOR, INC.
                                 ---------------
            (Exact name of registrant as specified in its charter)


Delaware                           1-11980                  51-0297083
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(State or Other            (Commission File Number)      (I.R.S. Employer
Jurisdiction of                                          Identification Number
Incorporation)
Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)


This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         AnnTaylor Stores Corporation (the "Company") issued a Press Release, dated April 18, 2002. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)    Exhibits.

         99.1   Press Release issued by the Company on April 18, 2002.


                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            ANNTAYLOR STORES CORPORATION
                                            By: /s/ Barbara K. Eisenberg
                                                ------------------------
                                                Barbara K. Eisenberg
Date:  April 18, 2002                           Senior Vice President,
                                                General Counsel and Secretary




                                            ANNTAYLOR, INC.
                                            By: /s/ Barbara K. Eisenberg
                                                ------------------------
                                                Barbara K. Eisenberg
Date:  April 18, 2002                           Senior Vice President,
                                                General Counsel and Secretary




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                          EXHIBIT INDEX


Exhibit No.                          Description
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  99.1           Press Release issued by the Company on April 18, 2002.




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